Exhibit 10.1

AMENDMENT NO. 4 TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 4”) dated as of June 30, 2017 (the “Amendment No. 4 Effective Date”), is by and among SPARTON CORPORATION, an Ohio corporation (“Borrower”), the other Loan Parties, the Lenders from time to time a party to the Credit Agreement referred to below, and BMO HARRIS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of September 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders have agreed to the requests on the terms and subject to satisfaction of the conditions contained herein; and

WHEREAS, this Amendment No. 4 shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment No. 4 and capitalized terms used but not otherwise defined in this Amendment No. 4 shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment No. 4, the parties, intending to be bound, hereby agree as follows:

SECTION 1.    Amendments. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment No. 4, and in reliance on the representations and warranties set forth in Section 4 of this Amendment No. 4, the Loan Parties, the Administrative Agent and the Required Lenders hereby agree to amend the Credit Agreement as of the Amendment No. 4 Effective Date as follows:

(a)    Section 1.18 (Incremental Commitment Increases). Subsection (a) of Section 1.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    Reserved.”

(b)    Section 5.1 (Definitions – Amended and Restated). Section 5.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the Pricing Date with respect to the last day of Parent’s fiscal quarter June 2017, the rates per annum shown opposite Level VII below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL FUNDED DEBT/EBITDA RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS UNDER REVOLVING CREDIT AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EUROCURRENCY LOANS UNDER REVOLVING CREDIT AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE:
VIII	Greater than or equal to 3.75 to 1.00	2.75%	3.75%	.50%
VII	Greater than or equal to 3.50 to 1.00 but less than 3.75 to 1.00	2.00%	3.00%	.50%
VI	Less than 3.50 to 1.00, but greater than or equal to 3.00 to 1.00	1.50%	2.50%	.50%
V	Less than 3.00 to 1.00, but greater than or equal to 2.50 to 1.00	1.00%	2.00%	.45%
IV	Less than 2.50 to 1.00, but greater than or equal to 2.00 to 1.00	.75%	1.75%	.35%
III	Less than 2.00 to 1.00, but greater than or equal to 1.50 to 1.00	.50%	1.50%	.30%
II	Less than 1.50 to 1.00, but greater than or equal to 1.00 to 1.00	.25%	1.25%	.25%
I	Less than 1.00 to 1.00	.00%	1.00%	.20%

For purposes hereof, the term “Pricing Date” means, for any measurement period of the Borrowers ending on or after the last day of Parent’s fiscal quarter June 2017, the date on which the Administrative Agent is in receipt of the Borrowers’ most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Funded Debt/EBITDA Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrowers have not delivered their financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level VIII shall apply). If the Borrowers subsequently deliver such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrowers and the Lenders if reasonably determined.

“Incremental Commitment Increase” means any increase to the Revolving Credit Commitments made prior to the Amendment No. 4 Effective Date pursuant to Section 1.18 of the Agreement as in effect prior to the Amendment No. 4 Effective Date. Notwithstanding anything to the contrary in this Agreement, no Incremental Commitment Increase may be requested on or after the Amendment No. 4 Effective Date.

“Permitted Acquisition” means any Acquisition made prior to the Amendment No. 4 Effective Date that was a “Permitted Acquisition” as such term was defined in this Agreement as of the date of such Acquisition. Notwithstanding anything to the contrary contained in this Agreement, no Acquisitions shall be permitted on or after the Amendment No. 4 Effective Date.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $125,000,000 on the Amendment No. 4 Effective Date.

(c)    Section 5.1 (Definitions - New). Section 5.1 of the Credit Agreement is hereby amended by adding the following new definitions to such Section in their alphabetically correct order:

“Amendment No. 4” means Amendment No. 4 to Amended and Restated Credit and Guaranty Agreement dated as of June 30, 2017, among Borrowers, the other Loan Parties, Administrative Agent and the Lenders.

“Amendment No. 4 Effective Date” means the date of Amendment No. 4.

(d)    Section 8.5 (Financial Reports). Subsection (h) of Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    as soon as available, and in any event no later than 30 days after the last day of each fiscal month of each fiscal year of the Parent, commencing with the last day of fiscal month July 2017, a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such fiscal month and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for the fiscal month and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrowers in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Borrower Representative acceptable to the Administrative Agent;”

(e)    Section 8.7 (Indebtedness). Subsection (h) of Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $5,000,000, provided that, at the time such Indebtedness is incurred (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness and (ii) the Loan Parties shall be in compliance with each of the financial covenants set forth in Section 8.23, calculated on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness; and”

(f)    Section 8.9 (Investments).

(i)    Subsection (k) of Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k)    Permitted Acquisitions made prior to the Amendment No. 4 Effective Date.”

(ii)    Subsections (p) and (q) of Section 8.9 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(p)    Investments made prior to the Amendment No. 4 Effective Date consisting of the acquisition of capital stock or other equity interests of a Person who is not and will not thereby become a Subsidiary of the Parent in an aggregate amount not to exceed at any time $5,000,000 so long as (i) no Default or Event of Default exists or would be caused by such Investment, and (ii) the Loan Parties are in compliance with the financial covenants set forth in Section 8.23 calculated on a Pro Forma Basis after giving effect to such Investment; provided that, any Acquisition must satisfy each of the conditions set forth in the definition of “Permitted Acquisition”; and”

“(q)    other Investments in addition to those otherwise permitted by this Section in an amount not to exceed $1,000,000 in the aggregate at any one time outstanding.”

(g)    Section 8.10 (Mergers, Consolidations and Sales). Subsection (i) of Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i)    the sale, transfer, lease or other disposition of Property of any Loan Party or any Subsidiary (excluding any disposition of Property as part of a sale and leaseback transaction and any capital stock or other equity interests of a Subsidiary) aggregating for the Loan Parties and their respective Subsidiaries not more than $1,500,000 during any fiscal year of the Borrowers.”

(h)    Section 8.12 (Dividends and Certain Other Restricted Payments). Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.12    Dividends and Certain Other Restricted Payments. No Loan Party shall, nor shall any Loan Party permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests), or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (the dividends, distributions, purchases, redemptions and other payments restricted by this Section 8.12, collectively, “Restricted Payments”); provided that, that the foregoing shall not operate to prevent (i) the making of dividends or distributions by any Subsidiary to any Loan Party or by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, or (ii) payments made in accordance with Borrower’s existing stock option plans and other equity compensation plans for employees in the aggregate amount of up to $500,000 during any fiscal year so long as in the case of this clause (ii) (A) no Default or Event of Default exists or would be caused by such Restricted Payment and (B) the Loan Parties are in compliance with the financial covenants set forth in Section 8.23 calculated on a Pro Forma Basis after giving effect to such Restricted Payment.”

(i)    Section 8.23 (Financial Covenants).

(i)    Section 8.23(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Total Funded Debt/EBITDA Ratio. As of the last day of each of the following fiscal quarters of Parent, the Loan Parties shall not permit the Total Funded Debt/EBITDA Ratio to be greater than the respective following amounts set forth opposite such fiscal quarters:

Fiscal Quarter End	Total Funded Debt/ EBITDA Ratio
June 2017	4.25: 1.00
September 2017	4.25: 1.00
December 2017	4.25: 1.00
March 2018 and each fiscal quarter thereafter	3.00: 1.00”

(ii)    Section 8.23 of the Credit Agreement is hereby amended by adding a new subsection (c) thereto as follows:

“(c)    Minimum EBITDA. As of the last day of each of the following fiscal quarters of the Parent, the Loan Parties shall not permit EBITDA for the period of four fiscal quarters then ended to be less than the following:

Fiscal Quarter End	Minimum EBITDA
June 2017	$22,500,000
September 2017	$20,000,000
December 2017	$22,000,000”

(j)    Schedule I (Commitments). Schedule I of the Credit Agreement is hereby amended and restated in its entirety, to read as set forth on Annex A attached hereto.

SECTION 2.    Waiver of Event of Default. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment No. 4, and in reliance on the representations and warranties set forth in Section 4 of this Amendment No. 4, the Required Lenders hereby waive any Event of Default that may have occurred solely as a result of the Loan Parties’ failure to comply with Section 8.23(a) of the Credit Agreement as in effect prior to the effectiveness of this Amendment No. 4 solely with respect to the test period ending on the last day of Parent’s fiscal quarter June 2017 (the “Subject Default”).    The Required Lenders’ waiver of the Subject Default shall not be deemed to be a waiver of any other existing or hereafter arising Event of Default or any other deviation from the express terms of the Credit Agreement including any further breach of Section 8.23(a) of the Credit Agreement.

SECTION 3.    Conditions of Effectiveness. This Amendment No. 4 shall become effective on the Amendment No. 4 Effective Date, but only upon receipt by the Administrative Agent of the following:

(a)    one or more counterparts of this Amendment No. 4 executed by the Loan Parties, Swing Line Lender, L/C Issuer, the Administrative Agent and the Required Lenders;

(b)    one replacement Note for each Lender requesting a Note, executed by the Borrowers;

(c)    Borrowers shall have paid the fees set forth in the fee letter dated of even date herewith among Borrower Representative, the Administrative Agent and the other parties named therein to the Administrative Agent for its own account or for the account of the Lenders as set forth therein; provided that (i) the upfront fees provided therein shall be paid (A) only to each Lender who has, on or before 3:00 p.m. Central Standard Time on Friday, June 30, 2017, (x) confirmed to Agent in writing that such Lender has obtained all approvals necessary for such Lender to execute and deliver this Amendment No. 4 and (y) delivered to Agent such Lender’s signature page to this Amendment No. 4 duly executed by such Lender (each Lender who satisfies the conditions set forth in this clause (i), a “Qualifying Lender”) and (B) on the allocated Revolving Credit Commitment of each Qualifying Lender set forth on Annex A to this Amendment No. 4 and (ii) Lenders who are not Qualifying Lenders shall not be entitled to any upfront or other fee with respect to this Amendment No. 4; and

(d)    receipt of any other deliveries set forth on the closing document checklist delivered to the Borrower Representative prior to the date of this Amendment No. 4.

SECTION 4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a)    (i) such Loan Party has all necessary power and authority to execute and deliver this Amendment No. 4 and to perform its obligations hereunder, (ii) this Amendment No. 4 has been duly authorized by all requisite corporate or limited liability company action, as applicable, and constitutes the legal, valid and binding obligations of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity), and (iii) neither the execution, delivery or performance by such Loan Party of this Amendment No. 4 (A) violates any material provision of any law or regulation applicable to such Loan Party, or any other decree of any governmental body, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or Subsidiary is a party or by which such Person or any of its property is bound, (C) results in the creation or imposition of any Lien (other than Liens permitted pursuant to Section 8.8 of the Credit Agreement) upon any Property of such Loan Party, (D) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents, as applicable, of such Loan Party, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained;

(b)    After giving effect to this Amendment No. 4, no Default or Event of Default shall have occurred or be continuing as of the date hereof; and

(c)    After giving effect to this Amendment No. 4 and the transactions contemplated hereby, the representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct on and as of date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case each such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION 5.    Reference to, and Effect on, Loan Documents.

(a)    Fees and Expenses. The Borrower agrees to pay, on demand, in accordance with Section 13.15 of the Credit Agreement, all costs and expenses of, or incurred by, the Administrative Agent, including but not limited to reasonable attorneys’ fees and costs in connection with the preparation, execution and delivery of this Amendment No. 4.

(b)    Ratification of Loan Documents. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment No. 4 are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(c)    No Waiver. Except as expressly set forth in this Amendment No. 4, the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any Default or Event of Default whether now existing or hereafter arising or of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, under any of the other Loan Documents or under applicable law.

(d)    References. Upon the effectiveness of this Amendment No. 4, each reference in (i) the Credit Agreement to “this Agreement,” “this Credit Agreement,” “hereunder,” “hereof” or words of similar import and (ii) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment No. 4, each reference to the Loan Documents in the Credit Agreement shall include this Amendment No. 4.

SECTION 6.    Miscellaneous.

(a)    Successors and Assigns. This Amendment No. 4 shall be binding on the Loan Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

(b)    Entire Agreement. This Amendment No. 4 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c)    Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.

(d)    Severability. Wherever possible, each provision of this Amendment No. 4 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 4 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 4.

(e)    Counterparts. This Amendment No. 4 may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by facsimile, “pdf” or other form of electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

(Signature Pages Follow)

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Amendment No. 4 to Amended and Restated Credit and Guaranty Agreement as of the date first above written.

BORROWER:	SPARTON CORPORATION, an Ohio corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Senior Vice President and Chief Financial Officer

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTRONICS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON TECHNOLOGY, INC., a New Mexico corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON DELEON SPRINGS, LLC, a Florida limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX, LLC, a South Dakota limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AUBREY GROUP, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BROOKSVILLE, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AYDIN, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON BECKWOOD, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

BECKWOOD SERVICES, INC., a New Hampshire corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON eMT, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON IRVINE, LLC, a California limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON IED, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON DESIGN SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

REAL TIME ENTERPRISES, INC., a New York corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HUNTER TECHNOLOGY CORPORATION, a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HTC-EIAC, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent

	By:	/s/ Julie A. Hughes
Julie A. Hughes
Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER, SWING LINE LENDER AND L/C ISSUER:	BMO HARRIS BANK N.A.

	By:	/s/ Julie A. Hughes
Julie A. Hughes
Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Victoria D. Ehle
Victoria D. Ehle
Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Brian Haldane
Brian Haldane
Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	SUNTRUST BANK

	By:	/s/ Samuel M. Ballesteros
Samuel M. Ballesteros
Senior Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	FIFTH THIRD BANK

	By:	/s/ Cynthia Clark
Cynthia Clark
Vice President

(Signature Page to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Brian P. Fox
Brian P. Fox
Vice President

ANNEX A

to Amendment No. 4 to Amended and Restated

Credit and Guaranty Agreement

SCHEDULE I

COMMITMENTS

NAME OF LENDER	REVOLVING CREDIT COMMITMENT
BMO Harris Bank, N.A.	$26,534,090.91
U.S. Bank National Association	$22,889,610.39
Bank of America, N.A.	$21,428,571.43
SunTrust Bank	$19,034,090.91
Fifth Third Bank	$12,500,000.00
Associated Bank, N.A.	$11,363,636.36
Keybank National Association	$11,250,000.00
TOTAL	$125,000,000.00